Exhibit 99.1

                                                                    News Release

TRANSACTION SYSTEMS ARCHITECTS INC
224 SOUTH 108 AVENUE
OMAHA, NEBRASKA 68154
402.334.5101
FAX 402.390.8077


For more information contact:
William J. Hoelting
Vice President, Investor Relations
402.390.8990

FOR IMMEDIATE RELEASE

                     Transaction Systems Architects Reports
                             Second Quarter Results

Highlights -
   o Revenue of $69.3 million and EPS of $.11
   o Operating income of $11.3 million; operating margin of 16.3 percent
   o Twelve month revenue backlog of $233.1 million
   o Operating cash flow of $9.3 million; cash balance of $91.4 million


(OMAHA, Neb.-- April 29, 2003)-- Transaction Systems Architects, Inc. (Nasdaq:
TSAI), a leading global provider of enterprise e-payments and e-commerce software, announced today that revenue for the second quarter of fiscal 2003 was $69.3 million. Earnings per diluted share were $.11.

For the second quarter of fiscal 2003, revenue was $69.3 million with software license fees of $38.2 million, maintenance fees of $19.5 million and services of $11.6 million. The Company's recurring revenue was $42.7 million, or 61.6 percent of revenue, and non-recurring revenue was $26.6 million, or 38.4 percent of revenue. Recurring revenue consists of monthly license fees of $21.9 million, maintenance fees of $19.5 million and facilities management fees of $1.3 million. Operating income was $11.3 million with an operating margin of 16.3 percent. Operating cash flow was $9.3 million with a cash balance as of March 31, 2003 of $91.4 million. Net income for the quarter was $4.1 million or $.11 per diluted share.

The Company completed the second quarter of fiscal 2003 with $233.1 million in backlog, consisting of $162.4 million in recurring revenue backlog and $70.7 million in non-recurring revenue backlog. The Company defines recurring revenue backlog to be all monthly license fees, maintenance fees and facilities management fees specified in executed contracts to the extent that the Company believes that recognition of the related revenue will occur within one year. The Company includes in its non-recurring revenue backlog all fees (other than recurring) specified in executed contracts to the extent that the Company believes that recognition of the related revenue will occur within one year.

Significant customers signed in the second quarter for ACI Worldwide, the Company's largest business unit, include the following: a U.S. based card processor purchased BASE24-es(TM) and ACI Payments Manager(TM); a top 500 financial institution in Spain selected ACI Proactive Risk Manager(TM) for debit card fraud; a financial institution in Turkey selected ACI Proactive Risk Manager(TM) for credit card and merchant fraud; and a top 500 financial institution in Korea, signed an agreement for NET24(TM), ACI's middleware solution. Additionally, a financial institution in the Netherlands expanded its relationship with TSA through the purchase of BASE24-atm(R).

During the quarter, Insession Technologies, the Company's e-infrastructure business unit, added five new customers. Solutions licensed include ICE(TM), a data-communications software solution; Webgate(TM), a web server solution; and Workpoint(R), a business process management solution.

IntraNet, the Company's international payments and message processing solutions provider, signed a significant services deal with a leading Belgium financial institution; completed the delivery of a multi-million dollar project with a financial institution in Germany; and continued its customer migration projects to Money Transfer Systems(TM)-AIX, which will position its customers to address new business requirements in the future.

"In this difficult environment, we were able to hold our own," said Gregory Derkacht, President and CEO. "We experienced weak demand across all geographic channels. Overall, we were able to deliver solid revenue, EPS and cash flow due to our backlog of contracted business, recurring revenue base and our expense management. Assuming the economy remains challenging in the near term, we will continue to take the appropriate actions to manage our business units by controlling expenses and focusing on our growth initiatives, one of which is our BASE24-es(TM) multi-platform solution."

The Company will provide further details regarding its financial performance for the second quarter of fiscal 2003 in its scheduled teleconference to be held Tuesday, April 29, 2003 at 4:00 pm CST. Interested persons may access a real-time audio broadcast of the teleconference at: www.tsainc.com/ir/ir.asp. The web cast will be archived for 10 days after the teleconference at the same web address listed above.


About Transaction Systems Architects, Inc.

The Company's software facilitates electronic payments by providing consumers and companies access to their money. Its products are used to process transactions involving credit cards, debit cards, secure electronic commerce, mobile commerce, smart cards, secure electronic document delivery and payment, checks, high-value money transfers, bulk payment clearing and settlement, and enterprise e-infrastructure. The Company's solutions are used on more than 1,650 product systems in 71 countries on six continents.


Forward-Looking Statements

This press release contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts, and include words or phrases such as "management anticipates," "the Company believes," "the Company anticipates," "the Company expects," "the Company plans," "the Company will," and words and phrases of similar impact, and include but are not limited to statements regarding future operations, business strategy and business environment. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements included in this press release include statements regarding (1) the Company's recurring and non-recurring backlog, and
(2) management of our business units in the future by controlling expenses and focusing on growth initiatives. Actual results could differ materially from that contained in the forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, the following:

   o The Company's calculation of backlog is based on customer contracts that exist on the date of the calculation. A number of factors may change after the date of calculation that could result in actual revenues being less than the amounts contained in backlog. The Company's customers may attempt to renegotiate or terminate their contracts due to a number of factors, including mergers, changes in their financial condition, or general changes in economic conditions in the customer's industry or geographic location, or the Company may experience delays in the development of products or services specified in customer contracts. Accordingly, there can be no assurance that contracts included in recurring or non-recurring revenue backlog will actually generate the specified revenues or that the actual revenues will be generated within the one-year period.

Any or all of the forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many of these factors will be important in determining the Company's actual future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially from those expressed or implied in any forward-looking statements.

These cautionary statements and any other cautionary statements that may accompany such forward-looking statements, whether written or oral, expressly qualify all of the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements after the date of this release unless applicable securities laws require it to do so.

For a detailed discussion of these and other risk factors, interested parties should review the Company's filings with the Securities and Exchange Commission, including the Company's Form 10-K filed on January 13, 2003 and the Company's Form 10-Q filed on February 13, 2003.


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                      TRANSACTION SYSTEMS ARCHITECTS, INC.
                          CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                March 31,       September 30,
                                                   2003              2002
                                               -----------      -------------
                                               (Unaudited)

                                     ASSETS

Current assets:
  Cash and cash equivalents                    $    91,408       $   87,894
  Marketable securities                              3,183            3,757
  Billed receivables, net                           43,985           35,755
  Accrued receivables                                7,337           13,132
  Prepaid income taxes                               2,374                -
  Deferred income taxes, net                        10,599           17,554
  Other                                              5,650            4,560
                                               -----------       ----------
    Total current assets                           164,536          162,652

Property and equipment, net                         10,071           11,597
Software, net                                        3,116            5,609
Goodwill, net                                       56,387           55,947
Deferred income taxes, net                          22,469           27,546
Other                                                2,681            3,168
                                               -----------       ----------
    Total assets                               $   259,260       $  266,519
                                               ===========       ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current portion of debt - financing
    agreements                                 $    17,106       $   18,444
  Accounts payable                                   6,442            7,348
  Accrued employee compensation                      7,095            7,583
  Accrued liabilities                                8,669           11,494
  Income taxes payable                                   -            7,847
  Deferred revenue                                  72,950           59,598
  Other                                                764              872
                                               -----------       ----------
    Total current liabilities                      113,026          113,186

Debt - financing agreements                         15,228           24,866
Deferred revenue                                    19,463           23,860
Other                                                1,519            1,749
                                               -----------       ----------
    Total liabilities                              149,236          163,661
                                               -----------       ----------
Stockholders' equity:
  Class A Common Stock                                 183              183
  Treasury stock, at cost                          (35,258)         (35,258)
  Additional paid-in capital                       229,037          228,465
  Accumulated deficit                              (76,862)         (83,927)
  Accumulated other comprehensive
    loss, net                                       (7,076)          (6,605)
                                               -----------       ----------
    Total stockholders' equity                     110,024          102,858
                                               -----------       ----------
      Total liabilities and
        stockholders' equity                   $   259,260       $  266,519
                                               ===========       ==========

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                      TRANSACTION SYSTEMS ARCHITECTS, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
             (unaudited and in thousands, except per share amounts)

                                            Three Months Ended               Six Months Ended
                                                March 31,                       March 31,
                                         ------------------------        ------------------------
                                            2003          2002              2003          2002
                                         ----------    ----------        ----------    ----------
                                                       (Restated)                      (Restated)
Revenues:
  Software license fees                  $   38,167    $   39,615        $   69,497    $   80,446
  Maintenance fees                           19,461        18,699            38,065        37,481
  Services                                   11,622        12,923            24,177        26,547
                                         ----------    ----------        ----------    ----------
    Total revenues                           69,250        71,237           131,739       144,474
                                         ----------    ----------        ----------    ----------
Expenses:
  Cost of software license fees               6,289         7,947            12,228        17,165
  Cost of maintenance and services           15,693        16,375            30,501        32,413
  Research and development                    8,357         8,918            16,307        17,967
  Selling and marketing                      14,188        13,481            27,924        27,738
  General and administrative                 13,445        14,800            26,028        27,696
                                         ----------    ----------        ----------    ----------
    Total expenses                           57,972        61,521           112,988       122,979
                                         ----------    ----------        ----------    ----------
Operating income                             11,278         9,716            18,751        21,495
                                         ----------    ----------        ----------    ----------
Other income (expense):
  Interest income                               285           329               595           640
  Interest expense                             (787)       (1,444)           (1,743)       (3,063)
  Other, net                                     79         8,069            (1,060)        3,598
                                         ----------    ----------        ----------    ----------
    Total other income (expense)               (423)        6,954            (2,208)        1,175
                                         ----------    ----------        ----------    ----------
Income before income taxes                   10,855        16,670            16,543        22,670
Income tax provision                         (6,785)       (9,879)           (9,478)      (13,462)
                                         ----------    ----------        ----------    ----------
Net income                               $    4,070    $    6,791        $    7,065    $    9,208
                                         ==========    ==========        ==========    ==========


Earnings per share information:

  Weighted average shares outstanding:
    Basic                                    35,486        35,299            35,462        35,277
                                         ==========    ==========        ==========    ==========
    Diluted                                  35,573        35,531            35,562        35,496
                                         ==========    ==========        ==========    ==========
  Earnings per share:
    Basic                                $     0.11    $     0.19        $     0.20    $     0.26
                                         ==========    ==========        ==========    ==========
    Diluted                              $     0.11    $     0.19        $     0.20    $     0.26
                                         ==========    ==========        ==========    ==========

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